EXHIBIT 10.20

2001 STOCK OPTION PLAN FOR

OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES

Adopted September 20, 2001
Effective as of November 15, 2001
                Amended as of June 16, 2011

Dime Community Bancshares, Inc. 2001 Stock Option Plan

for

Outside Directors, Officers and Employees

ARTICLE I

PURPOSE

Section 1.1                      General Purpose of the Plan.

The purpose of the Plan is to promote the growth and profitability of Dime Community Bancshares, Inc., to provide eligible directors, certain key officers and employees of Dime Community Bancshares, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Dime Community Bancshares, Inc.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1                      Bank means The Dime Savings Bank of Williamsburgh, a federally chartered savings institution, and any successor thereto.

Section 2.2                      Board means the board of directors of the Company.

Section 2.3                      Change in Control means any of the following events:

(a)           the occurrence of any event (other than an event described in section  2.3(c)(i))  upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

(b)           the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(c)           the shareholders of the Company approve either:

(i)           a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

(A)           either (I) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

(B)           the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

(ii)           a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

(d)           any event that would be described in section 2.3(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

Section 2.4                      Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 2.5                      Committee means the Committee described in section 4.1.

Section 2.6                      Company means Dime Community Bancshares, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

Section 2.7                      Disability means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

Section 2.8                      Disinterested Board Member means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission.  The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act.

Section 2.9                      Effective Date means November 15, 2001 (or such other date on which the Company’s shareholders approve this Plan).

Section 2.10                      Eligible Director means a member of the board of directors of an Employer who is not also an employee or an officer of an Employer.

Section 2.11                      Eligible Employee means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

Section 2.12                      Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution.  With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

Section 2.13                      Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.14                      Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.4.

Section 2.15                      Fair Market Value means, with respect to a Share on a specified date:

(a)           the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(b)           if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c)           if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

Section 2.16                      Family Member means, with respect to any Eligible Employee or Eligible Director:   (a) the spouse, parent, child or sibling of the Eligible Director or Eligible Employee; and (b) any corporation, partnership, limited liability company, trust or other legal entity 100% of the ownership interests in which are owned by the Eligible Director or Eligible Employee and persons described in section 2.16(a).

Section 2.17                      Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to Article VI, that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of section 422 of the Code.

Section 2.18                      Non-Profit Organization means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

Section 2.19                      Non-Qualified Stock Option means a right to purchase Shares that is granted pursuant to Article V or VI.  For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

Section 2.20                      Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.21                      Option Period means the period during which an Option may be exercised, determined in accordance with section 5.3 and 6.4.

Section 2.22                      Person means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.23                      Plan means the Dime Community Bancshares, Inc. 2001 Stock Option Plan for Outside Directors, Officers and Employees, as amended from time to time.

Section 2.24                      Retirement means termination of service with the Employer in all capacities at or after attaining age 65 or any earlier normal or early retirement date set forth in any tax-qualified retirement plan of the Bank.

Section 2.25                      Share means a share of Common Stock, par value $.01 per share, of Dime Community Bancshares, Inc.

Section 2.26                      Termination for Cause means one of the following:

(a)           for an Eligible Employee who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, termination of employment with the Employer upon the occurrence of any of the following:  (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of or plea of guilty or nolo contendere to a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

(b)           for an Eligible Employee who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Employee, in each  case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause.

ARTICLE III

AVAILABLE SHARES

Section 3.1                      Available Shares — In General.

Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

(a)           900,000 Shares; over

(b)           the sum of:

(i)           the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

(ii)           the number of Shares with respect to which previously granted Options have been exercised.

A maximum aggregate of 787,500 Shares may be issued upon exercise of Options granted to Eligible Employees and a maximum aggregate of 112,500 Shares may be issued upon exercise of Options granted to Eligible Directors.  For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares.

Section 3.2                      Available Options — Certain Executive Officers.

In addition to the limitations of section 3.1, the maximum number of Options which may be granted to any individual Eligible Employee who is a “covered employee” described in section 162(m) of the Code, and in the aggregate to all

Eligible Employees who are “covered employees” described in section 162(m) of the Code shall be 787,500 (subject to adjustment as provided in section 8.3).

ARTICLE IV

ADMINISTRATION

Section 4.1                      Committee.

The Plan shall be administered by the members of the Compensation Committee of Dime Community Bancshares, Inc. who are Disinterested Board Members.  If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

Section 4.2                      Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper.  A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee.  All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties.  Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Section 4.3                      Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)           to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;
(b)           to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(c)           to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

Section 4.4                      Delegation of Power to Officers or Employees.

Notwithstanding anything contained herein to the contrary, the Committee may authorize one or more officers of the Company to designate the officers and employees of the Company or its subsidiaries who will be the recipients of

Options; to fix the timing of any such grant, and to determine the number of Options to be received by such officers or employees.  In making any such delegation:  (a) the Committee shall specify the total number Options such officer or officers may award; (b) the Committee shall not authorize an officer to designate himself as the recipient of any Options; and (c) the Committee shall establish the terms of the Options, including the Exercise Price (which may include a formula by which such price may determined).

ARTICLE V

STOCK OPTIONS FOR ELIGIBLE DIRECTORS

Section 5.1                      In General.

(a)           On the Effective Date, and on each January 1st that occurs at least one (1) year after the Effective Date, each Person who is then an Eligible Director shall be granted an Option to purchase up to Three Thousand (3,000) Shares; provided, however, that if the scheduled date of grant is not a business day, such grant shall be made on the first business day after the scheduled date.  If the aggregate number of Options to granted to Eligible Directors on any date exceeds the total number of Shares then available for Options to Eligible Directors, the number of Options granted to each Eligible Director shall be equal to the quotient of (i) the total number of Shares then available for Options to Eligible Directors, divided by (ii) the number of Eligible Directors then being granted Options, such quotient to be rounded down to the nearest whole Share.  Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V.  The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

Section 5.2                      Exercise Price.

The price per Share at which an Option granted to an Eligible Director under section 5.1 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.3                      Option Period.

(a)           Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earliest of:

(i)           removal for cause in accordance with the Employer's bylaws; or

(ii)           the first anniversary of termination of service for the Employer in all capacities (other than a termination resulting from removal for cause);

(ii)           the last day of the ten-year period commencing on the date on which the Option was granted.

To the extent that an Option is not exercised before the expiration of the applicable Option Period, it shall be forfeited at the close of business on the last day of he Option Period and shall not thereafter be exercised.

(b)           No Option granted under section 5.1 shall be exercised to the extent that is not vested.  An Option granted under section 5.1 shall become vested on the earlier of:

(i)           the first anniversary of the date of grant;

(ii)           termination of service of the person to whom the Option was granted by reason of death or disability.

If the person to whom an Option is granted terminates service with the Employer in all capacities, other than by reason of death or Disability, before the Option has become vested, the Option shall be forfeited and shall not thereafter become vested or be exercised.

(c)           Each Option granted to an Eligible Director that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date be 100% vested and exercisable.

ARTICLE VI

STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

Section 6.1                      Size of Option.

Subject to the limitations of the Plan and such additional limitations as the Board may from time to time impose:  (a) the number of Shares as to which an Eligible Employee may be granted Options by the Committee shall be determined by the Committee, in its discretion; and (b)  subject to such additional limitations as the Committee may impose, the number of Shares as to which an Eligible Employee may be granted Options by a duly authorized delegate of the Committee shall be determined by such delegate in its discretion

Section 6.2                      Other Terms of Options.

(a)           Each Option granted to an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

(b)           Any Option granted under this Article VI shall be evidenced by a written agreement which shall:

(i)           specify the number of Shares covered by the Option;

(ii)           specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option;

(iii)           specify the Option Period determined in accordance with section 6.4;

(iv)           set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(v)           contain such other terms and conditions not inconsistent with the Plan as the Committee (in the case of Options granted by the Committee) or by the Committee or its delegate (in the case of Options granted by a duly authorized delegate of the Committee) may, in their discretion, prescribe with respect to an Option granted to an Eligible Employee.

Section 6.3                      Exercise Price.

The price per Share at which an Option granted to an Eligible Employee (whether granted by the Committee or by a duly authorized delegate of the Committee) may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 6.4                      Option Period; Vesting.

(a)           The Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the earlier of the tenth (10th) anniversary of the date of grant and:

(i)           date specified in the Option agreement; or

(ii)           if no date is specified, on the earliest of:

(A)           the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of service with the Employer in all capacities, other than on account of death or Disability, Retirement or a Termination for Cause;

(B)           the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement; and

(C)           the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause.

To the extent that an Option is not exercised before the expiration of the applicable Option Period, it shall be forfeited at the close of business on the last day of he Option Period and shall not thereafter be exercised.

(b)           No Option granted under this Article VI shall be exercised to the extent that is not vested.  An Option granted under this Article VI shall become vested at the time and in the manner provided in the Option agreement, or if no provision for vesting is made in the Option Agreement, the Option shall be vested:

(i)           prior to the first anniversary of the date of grant, as to no portion thereof ;

(ii)           on and after the first anniversary of the date of grant and prior to the second anniversary of the date of grant as to an aggregate of 25% of the Shares subject to the Option as of the date of grant;

(iii)           on and after the second anniversary of the date of grant and prior to the third anniversary of the date of grant as to an aggregate of 50% of the Shares subject to the Option as of the date of grant;

(iv)           on and after the third anniversary of the date of grant and prior to the fourth anniversary of the date of grant, as to an aggregate of  75% of the Shares subject to the Option as of the date of grant;

(v)           on and after the fourth anniversary of the date of grant, as to an aggregate of  100% of the Shares subject to the Option as of the date of grant; and

(vi)           upon the termination of service, prior to the fourth anniversary of the date on which the Option was granted, of the person to whom the Option was granted by reason of death, Retirement or Disability, as to an aggregate of 100% of the Shares subject to the Option as of the date of grant.

If the person to whom an Option is granted terminates service with the Employer in all capacities, other than by reason of death, Retirement or Disability, before the Option has become vested, the Option shall be forfeited and shall not thereafter become vested or be exercised.

(c)           Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date, be 100% vested and exercisable.

Section 6.5                      Additional Provisions Applicable to  Incentive Stock Options.

In addition to the limitations of section 7.3, an Option granted to an Eligible Employee designated by the Committee or its delegate to be an Incentive Stock Option shall be subject to the following limitations:

(a)           If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become exercisable during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options with the same terms as the Option or Options intended to be an Incentive Stock Option, and the options shall be recharacterized in inverse order of the order in which they were granted;

(b)           The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(c)           The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(d)           An Incentive Stock Option that is exercised during its designated Option Period but more than:

(i)           three (3) months after the termination of employment with the Company, and all parent and subsidiary entities (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

(ii)           one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

(e)           Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

ARTICLE VII

OPTIONS — IN GENERAL

Section 7.1                      Method of Exercise.

(a)  Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates and as to which the Option has become vested but has not been exercised; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased.  An Option holder shall exercise an Option to purchase Shares by:

(i)           giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii)           delivering to the Committee full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

(iii)           satisfying such other conditions as may be prescribed in the Option agreement.

(b)           The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following:  (i) in the form of Shares already owned by the Option holder for a minimum period of six (6) months and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof.  Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(c)           When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares.  The person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

Section 7.2                      Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option holder other than (i) in the case of a Non-Qualified Stock Option granted to an Option holder who is the person to whom the Option was granted, to Family Members or Non-profit Organizations or (ii) in the case of any Option held by any Option Holder, by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. After the transfer has taken effect, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations, other than the privilege to effect a subsequent inter vivos transfer to a Family Member or Non-Profit Organization, which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.  Notwithstanding the foregoing, an Option Holder may transfer an Option remaining unexercised at his death to a Beneficiary. An Option Holder may designate a beneficiary to receive any Options that may be exercised after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated beneficiary dies prior to the Option Holder, or in the event that no beneficiary has been designated, any Options that may be exercised following the Option Holder’s death shall be transferred to the executor or administrator of the Option holder’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option holder and his beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option holder shall be deemed to have survived the beneficiary.

(b)            The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law.  It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation.  The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII

AMENDMENT AND TERMINATION

Section 8.1                      Termination.

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

Section 8.2                      Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of Dime Community Bancshares, Inc.

Section 8.3                      Adjustments in the Event of a Business Reorganization.

(a)           In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares  specified or referred to in any provision of this Plan, and the number of Shares covered by each outstanding Option, shall be adjusted to account for such event.  Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

(b)           In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, each Option outstanding under the Plan immediately prior to the closing of such transaction shall, immediately upon the closing of such transaction and without any further action on the part of any party, be converted into:

(i)           if any of the holders of Shares receives, or has the right to receive, securities of the surviving entity in full consideration for a Share, an option (A) to purchase the same number(s) of the same class(es) of securities of the survivor (rounded up to the nearest whole share) that are issuable in exchange for one Share; (B) at a unit exercise price equal to the quotient of Exercise Price of the Option being converted divided by the number determined under section 8.3(b)(i)(A) and rounded down to the nearest whole cent; and (C) otherwise on the same terms and conditions as the Option being converted, subject, in the case of an Incentive Stock Option, to such other adjustments as shall be necessary to preserve incentive stock option tax treatment; and

(ii)           if section 8.3(b)(i) is not applicable, an option (A) to purchase the that number of the class of common equity securities of the survivor having the greatest voting rights (rounded up to the nearest whole share) with an aggregate fair market value (determined immediately prior to the closing of such transaction) equal to the fair market value of Share (determined immediately prior to the closing of such transaction); (B) at a unit exercise price equal to the quotient of the Exercise Price of the Option being converted divided by the number determined under section 8.3(b)(ii)(A) and rounded down to the nearest whole cent; and (C) otherwise on the same terms and conditions as the Option being converted, subject, in the case of an Incentive Stock Option, to such other adjustments as shall be necessary to preserve incentive stock option tax treatment;

provided however, that the Committee may, upon written notice given no less than thirty (30) days in advance of the closing of the transaction to the holders of any or all outstanding Options, cancel all Options outstanding to the holders to whom such notice is given, such cancellation to be effective immediately prior to the closing of the transaction upon payment, in exchange for each Option for a Share so canceled, of money or property or a combination thereof having a fair market value (as determined by the Committee in good faith) at least equal to the excess of the Fair Market Value of the Share subject to the Option (determined immediately prior to cancellation) over the Exercise Price per Share of the Option.

ARTICLE IX

MISCELLANEOUS

Section 9.1                      Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.  It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended.  The Plan shall be construed and administered so as to effectuate this intent.

Section 9.2                      No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company.  The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

Section 9.3                      Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter.  Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 9.4                      Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

Section 9.5                      Headings.

The headings of Articles and sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 9.6                      Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 9.7                      Taxes.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option.  Where any person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

Section 9.8                      Approval of Shareholders.

The Plan shall not be effective or implemented unless approved by shareholders of Dime Community Bancshares, Inc., nor shall any Options be granted prior to such approval unless expressly contingent thereon nor shall any Exercise Price be established prior thereto.

Section 9.9                      Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

Dime Community Bancshares, Inc.
c/o The Dime Savings Bank of Williamsburgh
209 Havemeyer Street
Brooklyn, New York  11211

Attention:  Corporate Secretary

(b)           If to an Option holder, to the Option holder's address as shown in the employer's records.